                                                               EXHIBIT 10.12(k)


                                                                  EXECUTION COPY


================================================================================



                             STOCKHOLDERS AGREEMENT

                                  dated as of

                                April 12, 2002

                                  by and among

                             PLANVISTA CORPORATION

                                      and

                   THE SERIES C STOCKHOLDERS SIGNATORY HERETO


================================================================================

                                   ARTICLE I
                                  DEFINITIONS

Section 1.1  Certain Defined Terms..........................................   2
Section 1.2  Other Definitional Provisions..................................   7

                                   ARTICLE II
                               CORPORATE MATTERS

Section 2.1  Available Financial Information................................   7
Section 2.2  Access.........................................................   9
Section 2.3  Disclosure of Information; Confidentiality.....................   9
Section 2.4  Board Procedures...............................................  10
Section 2.5  D&O Liability Insurance........................................  10
Section 2.6  Side Letter Agreement..........................................  10


                                  ARTICLE III
            VOTING AND OTHER AGREEMENTS OF THE SERIES C STOCKHOLDERS

Section 3.1  Unanimous Consent to Election of Initial Preferred Directors...  11
Section 3.2  Voting.........................................................  11
Section 3.3  Credit Agreement Determinations Not Affected...................  11
Section 3.4  Group Filing...................................................  11
Section 3.5  Administrative Agent Under Subordination Agreements............  12


                                   ARTICLE IV
                              TRANSFERS OF SHARES

Section 4.1  Transfer Restrictions; Tag-along/Drag-along....................  14
Section 4.2  Condition of Transfer..........................................  16
Section 4.3  Stock Ledger and Transfer Records..............................  17
Section 4.4  Restrictive Legends............................................  17

                                   ARTICLE V
                              REGISTRATION RIGHTS

Section 5.1  Shelf Registration Statement...................................  18
Section 5.2  Incidental Registrations.......................................  18
Section 5.3  Registration Procedures........................................  20
Section 5.4  Information Supplied...........................................  23
Section 5.5  Restrictions on Disposition....................................  23
Section 5.6  Restrictions During Periods of Registered Sales by
             Certain Persons................................................  24
Section 5.7  Indemnification................................................  25
Section 5.8  Required Reports...............................................  28
Section 5.9  Selection of Counsel...........................................  28
Section 5.10 Holdback and Lockup Agreement..................................  28
Section 5.11 No Inconsistent Agreements.....................................  28

                                   ARTICLE VI
                                   STANDSTILL

Section 6.1  Acquisition of Additional Voting Securities...................  29


                                  ARTICLE VII
                                 MISCELLANEOUS

Section 7.1  Series C Stockholder Indemnification; Reimbursement
             of Expenses...................................................  29
Section 7.2  Termination...................................................  30
Section 7.3  Amendments and Waivers........................................  30
Section 7.4  Successors, Assigns and Transferees...........................  31
Section 7.5  Notices.......................................................  31
Section 7.6  Further Assurances............................................  31
Section 7.7  Entire Agreement..............................................  31
Section 7.8  Delays or Omissions...........................................  31
Section 7.9  Governing Law; Jurisdiction; Waiver of Jury Trial.............  32
Section 7.10 Severability..................................................  32
Section 7.11 Effective Date................................................  32
Section 7.12 Enforcement...................................................  32
Section 7.13 Titles and Subtitles..........................................  32
Section 7.14 No Recourse...................................................  32
Section 7.15 Counterparts; Facsimile Signatures............................  33

SCHEDULES

Schedule 5.6   Restrictions During Periods of Registered Sales by Certain
               Persons

                             PLANVISTA CORPORATION

                            STOCKHOLDERS AGREEMENT

     THIS STOCKHOLDERS AGREEMENT (this "Agreement") is entered as of April 12, 2002, among PLANVISTA CORPORATION, a Delaware corporation (the "Company") and each of the SERIES C STOCKHOLDERS of the Company whose name appears on the signature pages hereof (each a "Series C Stockholder" and collectively, the "Series C Stockholders").

                                R E C I T A L S
                                - - - - - - - -

     WHEREAS, the Company and the Series C Stockholders have entered into a Series C Convertible Preferred Stock Issuance and Restructuring Agreement, dated as of the date hereof (the "Preferred Stock Issuance and Restructuring Agreement"), pursuant to which the Series C Stockholders will receive 29,000 newly issued shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock"), in consideration for and in satisfaction of indebtedness in excess of $29,000,000 currently owing to the Series C Stockholders by the Company under the Existing Credit Agreement (described below);

     WHEREAS, the terms of the Series C Preferred Stock authorize the Company to pay dividends on the Series C Preferred Stock by the issuance of additional shares of Series C Preferred Stock (the "PIK Shares");

     WHEREAS, simultaneously and in connection with the issuance of such 29,000 shares of Series C Preferred Stock, the Series C Stockholders have agreed to amend and restate the terms of the existing Second Amended and Restated Credit Agreement dated as of June 8, 2000 between the Company, the "Lenders" signatory thereto and Wachovia Bank, National Association, as administrative agent for and representative of the Lenders (as amended through the date hereof and as such agreement or any provision thereof may have otherwise been amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the "Existing Credit Agreement") and to enter into a Third Amended and Restated Credit Agreement, dated on or about the date hereof, among the Company and PlanVista Solutions, Inc. (f/k/a National Preferred Provider Network, Inc.), a New York corporation and wholly-owned subsidiary of the Company, as borrowers, the Series C Stockholders, as the initial lenders, and the Administrative Agent (as the same may be amended, restated, supplemented or modified from time to time in accordance with the terms thereof, the "Credit Agreement");

     WHEREAS, the Series C Stockholders desire to enter into certain arrangements among themselves relating to the ownership, voting and disposition of the Series C Preferred Stock, and the Series C Stockholders and the Company desire to enter into certain arrangements relating to the Company, to be effective as of the date hereof.

     NOW, THEREFORE, for good and valuable consideration, the receipt of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     Section 1.1    Certain Defined Terms.  As used herein, the following terms
                    ---------------------
shall have the following meanings:

     "Acquisition" has the meaning assigned to such term in Section 6.1(a).
      -----------                                           --------------

     "Acquisition Restrictions" has the meaning assigned to such term in Section
      ------------------------                                           -------
6.1(a).
------

     "Administrative Agent" means Wachovia Bank, National Association, as
      --------------------
Administrative Agent under the Credit Agreement, and its successors and assigns in such capacity thereunder.

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with, such specified Person, for so long as such Person remains so associated to the specified Person.

     "beneficial owner" or "beneficially own" has the meaning given such term in
      ----------------      ----------------
Rule 13d-3 under the Exchange Act and a Person's beneficial ownership of Common Stock or Series C Preferred Stock or other Voting Securities of the Company shall be calculated in accordance with the provisions of such Rule; provided,
                                                                    --------
however, that for purposes of determining beneficial ownership, (i) a Person
-------
shall be deemed to be the beneficial owner of any security which may be acquired by such Person whether within 60 days or thereafter, upon the conversion, exchange or exercise of any warrants, options, rights or other securities and
(ii) no Person shall be deemed to beneficially own any security solely as a result of such Person's execution of this Agreement.

     "Board" means the Board of Directors of the Company.
      -----

     "Board Shift Event" has the meaning assigned to such term by the
      -----------------
Certificate of Designation.

     "Business Day" means for all purposes any day other than a Saturday, Sunday
      ------------
or legal holiday on which banks in Charlotte, North Carolina or New York, New York, are open for the conduct of their commercial banking business.

     "Bylaws" means the Bylaws of the Company, as in effect on the date hereof
      ------
and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the terms of the Restated Certificate and the terms of this Agreement.

     "Capital Stock" means, with respect to any Person at any time, any and all
      -------------
shares, interests, participations or other equivalents (however designated, whether voting or non-voting) of capital stock, partnership interests (whether general or limited) or equivalent ownership interests in or issued by such Person, and with respect to the Company includes, without limitation, any and all shares of Common Stock and Series C Preferred Stock.

     "Certificate of Designation" means the Certificate of Designation of Series
      --------------------------
and Determination of Rights and Preferences of Series C Convertible Preferred Stock of the Company, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     "Change of Control" means (i) during any period of two consecutive years,
      -----------------
individuals who at the beginning of such period constituted the Directors (together with any new Directors whose election by such Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the Directors then still in office who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Directors then in office, (ii) any merger or consolidation with or into any other entity or any other similar transaction, whether in a single transaction or series of related transactions where (A) the stockholders of the Company immediately prior to such transaction in the aggregate cease to own at least 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof) or (B) any Person becomes the owner of more than 50% of the voting securities of the entity surviving or resulting from such transaction (or the ultimate parent thereof), (iii) any transaction or series of related transactions in which in excess of 50% of the Company's voting power is transferred to any Person or Group, (iv) the sale, transfer, lease, assignment, conveyance, exchange, mortgage or other disposition of all or substantially all of the assets of the Company and its Subsidiaries, or (v) any liquidation, dissolution or winding-up of the Company.

     "Claims" has the meaning assigned to such term in Section 5.7(a).
      ------                                           --------------

     "Closing" has the meaning assigned to such term in the Preferred Stock
      -------
Issuance and Restructuring Agreement.

     "Closing Date" means the Closing Date under the Preferred Stock Issuance
      ------------
and Restructuring Agreement.

     "Common Stock" means the common stock, par value $0.01 per share, of the
      ------------
Company and any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization.

     "Control" (including the terms "controlled by" and "under common control
      -------
with"), with respect to the relationship between or among two or more Persons, means the possession, directly or indirectly, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

     "Conversion Shares" has the meaning assigned to such term in the Preferred
      -----------------
Stock Issuance and Restructuring Agreement.

     "Conversion Voting Event" means an event described in clause (i) of the
      -----------------------
definition of Board Shift Event in the Certificate of Designation.

     "Credit Agreement" has the meaning given in the Recitals to this Agreement.
      ----------------

     "Director" means any member of the Board, including any Preferred Director.
      --------

     "Equity Securities" has the meaning assigned to such term in the Preferred
      -----------------
Stock Issuance and Restructuring Agreement.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
      ------------
the rules and regulations of the SEC promulgated thereunder.

     "Existing Credit Agreement" has the meaning given in the Recitals to this
      -------------------------
Agreement.

     "Fully Diluted" has the meaning assigned to such term by the Certificate of
      -------------
Designation.

     "GAAP" means generally accepted accounting principles, as in effect in the
      ----
United States of America from time to time.

     "Group" has the meaning assigned to such term in Section 13(d)(3) of the
      -----
Exchange Act.

     "Holder" means a Series C Stockholder or a holder of Registrable Securities
      ------
(including any direct or indirect Transferees of a Series C Stockholder or its Affiliates) entitled to the rights, and bound by the obligations, under this Agreement in accordance with Section 4.2.
                             -----------

     "Indemnified Party" has the meaning assigned to such term in Section
      -----------------                                           -------
5.7(a).
------

     "Indemnifying Party" means any Person who provides indemnity to an
      ------------------
Indemnified Party.

     "Law" has the meaning assigned to such term in the Preferred Stock Issuance
      ---
and Restructuring Agreement.

     "Losses" has the meaning assigned to such term in Section 7.1.
      ------                                           -----------

     "NASD" means the National Association of Securities Dealers, Inc.
      ----

     "Nasdaq" means the NASD Automated Quotation System.
      ------

     "NYSE" means the New York Stock Exchange.
      ----

     "Other Holders" means Persons other than Holders who, by virtue of
      -------------
agreements with the Company, are entitled to include their securities in certain registrations hereunder.

     "Other Securities" means securities of the Company, other than Registrable
      ----------------
Securities which, by virtue of agreements between Other Holders and the Company, are entitled to be included in certain registrations hereunder.

     "Person" means any individual, corporation, limited liability company,
      ------
limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivisions thereof or any Group comprised of two or more of the foregoing.

     "PIK Shares" has the meaning assigned to such term in the Recitals to this
      ----------
Agreement.

     "Preferred Directors" means the Class B Directors provided for by the
      -------------------
Certificate of Designation.

     "Preferred Stock Issuance and Restructuring Agreement" has the meaning
      ----------------------------------------------------
assigned to such term in the Recitals to this Agreement.

     "Registrable Securities" means any of the following securities held by any
      ----------------------
Holder: (i) the Conversion Shares, (ii) the Common Stock issued to the Lenders in connection with the execution and delivery of the Third Amendment and Limited Waiver dated as of July 2, 2001 to the Existing Credit Agreement, (iii) the Common Stock issued to the Lenders as a restructuring fee in connection with the execution and delivery of the Credit Agreement and (iv) any securities issued in respect thereof, or in substitution therefor, in connection with any stock split, dividend or combination, or any reclassification, recapitalization, merger, consolidation, exchange or other similar reorganization but, in the case of the Common Stock referred to in the preceding clauses (ii) and (iii), only to the extent that such Common Stock has not be included in an effective registration statement under the Securities Act pursuant to a separate agreement between the Company and the Lenders. As to any particular Registrable Securities, once issued, such Registrable Securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale by the Holder of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) such securities shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, or (c) such securities shall have ceased to be outstanding. For purposes of this Agreement, any required calculation of the amount of, or percentage of, Registrable Securities shall be based on the number of shares of Common Stock which are Registrable Securities, including shares issuable upon the conversion, exchange or exercise of any security convertible, exchangeable or exercisable into Common Stock (including the Series C Preferred Stock). For the avoidance of doubt, any Registrable Securities that have been included in an effective Registration Statement pursuant to Section 5.1 of this
                                                            -----------
Agreement but have not been disposed of shall continue to be Registrable Securities for purposes of the registration rights provided by Section 5.2 of
                                                               -----------
this Agreement.

     "Registration Expenses" means any and all expenses incident to performance
      ---------------------
of or compliance with Article V of this Agreement, including (a) all SEC and
                      ---------
securities exchange or NASD registration and filing fees (including, if applicable, the fees and expenses of any "qualified independent underwriter," as such term is defined in the bylaws of the NASD, and of its counsel), (b) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or the NASD pursuant to Section 5.3(h)(i) and all rating agency fees,
                                 -----------------
(e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (f) the reasonable fees and disbursements of counsel selected pursuant to Section
                                                                      -------
5.9, (g) any fees and disbursements of underwriters customarily paid by the
---
issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, and (h) expenses incurred in connection with any road show (including the reasonable out-of-pocket expenses of the Series C Stockholders).

     "Restated Certificate" means the Restated Certificate of Incorporation of
      --------------------
the Company, as in effect on the date hereof and as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof and the terms of this Agreement.

     "SEC" means the U.S. Securities and Exchange Commission or any other
      ---
federal agency then administering the Securities Act or the Exchange Act and other federal securities laws.

     "Securities Act" means the Securities Act of 1933, as amended, and the
      --------------
rules and regulations of the SEC promulgated thereunder.

     "Series C Preferred Stock" has the meaning assigned to such term in the
      ------------------------
Recitals to this Agreement.

     "Series C Stockholder"  has the meaning assigned to such term in the
      --------------------
Recitals to this Agreement.

     "Series C Stockholder Bloc"  has the meaning assigned to such term in
      -------------------------
Section 3.4(a).
--------------

     "Series C Stockholder Indemnitee" has the meaning assigned to such term in
      -------------------------------
Section 7.1.
-----------

     "Subordination Agent" means Wachovia Bank, National Association, as the
      -------------------
Administrative Agent under the Subordination Agreements.

     "Subordination Agreements" means, collectively, (i) that certain Amended
      ------------------------
and Restated Subordination Agreement dated on or about the date hereof between John D. Race and Wachovia Bank, National Association, as administrative agent for the Lenders and Series C Stockholders, (ii) that certain Amended and Restated Subordination Agreement dated on or about the date hereof between William L. Bennett and Wachovia Bank, National Association, as administrative agent for the Lenders and Series C Stockholders, and (iii) the NJK/Centra Side Letter (as defined in the Credit Agreement).

     "Subsidiary" means (i) any corporation of which a majority of the
      ----------
securities entitled to vote generally in the election of directors thereof, at the time as of which any determination is being made, are owned by another entity, either directly or indirectly, and (ii) any joint venture, general or limited partnership, limited liability company or other legal entity in which an entity is the record or beneficial owner, directly or indirectly, of a majority of the voting interests or the general partner.

     "Third Party" has the meaning assigned to such term in Section 6.1(b).
      -----------                                           --------------

     "Transfer" or "Transferred" means, directly or indirectly, to sell,
      --------      -----------
transfer, assign, pledge, encumber, hypothecate or similarly dispose of, either voluntarily or involuntarily, or to enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, assignment, pledge, encumbrance, hypothecation or similar disposition of, any shares of Equity Securities beneficially owned by a Person or any interest in any shares of Equity Securities beneficially owned by a Person.

     "Transferee" means any Person to whom the Series C Stockholder and any of
      ----------
its Affiliates or any Transferee thereof Transfers Equity Securities of the Company in accordance with the terms hereof.

     "Voting Securities" means, at any time, shares of any class of Equity
      -----------------
Securities of the Company which are then entitled to vote generally in the election of Directors.

     Section 1.2   Other Definitional Provisions.
                   -----------------------------

     (a) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Article and Section references are to this Agreement unless otherwise specified.

     (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                                  ARTICLE II
                               CORPORATE MATTERS

     Section 2.1   Available Financial Information.
                   -------------------------------

     (a) The Company will deliver, or will cause to be delivered, the following to each holder of Series C Preferred Stock:

          (i) as soon as practical after the end of each month and in any event within the time specified in the Credit Agreement, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such month and consolidated statements of income and cash flows of the Company and its Subsidiaries, for each month and for the current fiscal year of the

Company to date, all subject to normal year-end audit adjustments, prepared in accordance with GAAP and certified by the principal financial or accounting officer of the Company, together with a comparison of such statements to the corresponding periods of the prior fiscal year and to the Company's business plan then in effect and approved by the Board;

          (ii) an annual budget, a business plan and financial forecasts for the Company for the next fiscal year of the Company, no later than forty-five (45) days before the beginning of the Company's next fiscal year, in such manner and form as approved by the Board, which shall include at least a projection of income and a projected cash flow statement for each fiscal quarter in such fiscal year and a projected balance sheet as of the end of each fiscal quarter in such fiscal year. Any material changes in such business plan shall be delivered to the Preferred Directors or the Series C Stockholders, as the case may be, as promptly as practicable after such changes have been approved by the Board; and

          (iii) within fifteen (15) days following the end of each fiscal quarter, a computation of the Company's Net Operating Cash Flow for such quarter, determined in accordance with the Certificate of Designation.

     (b) The Company will promptly deliver to the Series C Stockholders when available one copy of each annual report on Form 10-K and quarterly report on Form 10-Q of the Company, as filed with the SEC. In the event an annual report on Form 10-K or quarterly report on Form 10-Q is unavailable, the Company may, in lieu of the requirements of the preceding sentence, deliver, or cause to be delivered, the following to the Preferred Directors or the Series C Stockholders, as the case may be:

          (i) as soon as practicable after the end of each fiscal year of the Company, and in any event within ninety (90) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, and consolidated statements of income and cash flows of the Company and its Subsidiaries for such year, prepared in accordance with GAAP and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and followed promptly thereafter (to the extent not available) such financial statements accompanied by the opinion of independent public accountants of recognized national standing selected by the Company, and a Company-prepared comparison to the Company's business plan for such year as approved by the Board; and

          (ii) as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company and its Subsidiaries as of the end of each such quarterly period, and consolidated statements of income and cash flows of the Company and its Subsidiaries for such period and for the current fiscal year to date, prepared in accordance with GAAP and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year and to the Company's business plan then in effect and approved by the Board, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the principal financial or accounting officer of the Company, except that such financial statements need not contain the notes required by GAAP.

     (c) The delivery pursuant to the Credit Agreement of any report, financial statement, or other information required to be delivered by both the Credit Agreement and this Agreement to a Person who is both a Lender and a Series Stockholder shall also constitute delivery of such report, financial statement or other information for purposes of this Agreement.

     (d) The Company will deliver to each Series C Stockholder for its review and comment a reasonable time prior to the filing thereof, a draft of any information that describes or otherwise relates to terms or ownership of the Series C Preferred Stock, the provisions of this Agreement or any other agreement among the holders of the Series C Preferred Stock or between the Company and such holders if such information is proposed to be included in any periodic report to be filed by the Company under the Exchange Act, any proxy materials to be filed or distributed by the Company pursuant to the Exchange Act, any registration statement to be filed by the Company under the Securities Act, or any press release or public announcement to be issued by the Company. Notwithstanding the foregoing, this Section 2.1(d) shall not require prior
                                    --------------
delivery of any such information that (i) relates solely to the Credit Agreement and the terms thereof that is consistent with the Company's prior disclosure policies and practices relating to the Existing Credit Agreement or (ii) accurately reflects information provided to the Company by one or more Series C Stockholders in response to a questionnaire or similar inquiry distributed by the Company to its directors, officers and stockholders in connection with the preparation of any such disclosure document or announcement. The reasonable comments and proposed changes to any such disclosure provided by any Series C Stockholder will be incorporated into any such report, proxy statement, registration statement or announcement prior to the filing or dissemination thereof.

     Section 2.2   Access. The Company shall, and shall cause its Subsidiaries,
                   ------
Subsidiaries, officers, directors, employees, auditors and other agents to, (a) afford the officers, employees, auditors and other agents of the Series C Stockholders, during normal business hours reasonable access at all reasonable times to its officers, employees, auditors, legal counsel, properties, offices, plants and other facilities and to all books and records, (b) furnish the Series C Stockholders with all financial, operating and other data and information as the Series C Stockholders, through their officers, employees, agents or representatives, may from time to time reasonably request and (c) afford the Series C Stockholders the opportunity to discuss the Company's affairs, finances and accounts with the Company's officers from time to time as the Series C Stockholders may reasonably request.

     Section 2.3   Disclosure of Information; Confidentiality.  The Series C
                   ------------------------------------------
Stockholders shall hold all non-public information with respect to the Company and its Subsidiaries obtained pursuant to this Agreement in accordance with their customary procedures for handling confidential information; provided, that
                                                                  --------
the Administrative Agent may disclose information consisting of deal terms and other information customarily found in bank trade industry publications to the extent permitted by the Credit Agreement and provided further, that the Series C
                                             -------- -------
Stockholders may disclose any such information to their counsel and accountants and to the extent they reasonably believe that such disclosure is required by law or requested by any regulatory authority. Any Series C Stockholder may, in connection with any Transfer, proposed Transfer, participation or proposed participation pursuant to Section 4.1 disclose to the Transferee, participant,
                          -----------
proposed Transferee or proposed participant, any information relating to the Company and its Subsidiaries furnished to such Series C Stockholder by or on behalf of the

Company and its Subsidiaries; provided, that prior to any such disclosure, each
                              --------
such Transferee, proposed Transferee, participant or proposed participant shall agree with the Company or such Series C Stockholder to preserve the confidentiality of any confidential information relating to the Company and its Subsidiaries received from such Series C Stockholder. Each Series C Stockholder acknowledges that pursuant to this Section 2.3 it "expressly agrees to maintain
                                   -----------
the disclosed information in confidence" within the meaning of Rule 100(b)(2)(ii) of Regulation FD issued by the SEC.

     Section 2.4   Board Procedures. Unless otherwise agreed by the parties
                   ----------------
hereto or approved by the Board with the consent of at least two Preferred Directors, the Board shall follow the following procedures:

     (a)  Meetings.  Special Meetings of the Board may be held at any time
          --------
permitted pursuant to the Bylaws, by oral, telephonic, telegraphic or facsimile notice duly given or sent, or by written notice sent by two-day courier, in each case to be received at least two days before any actions to be taken by written resolution, at least three days before any telephonic meeting and at least five days before any in-person meeting to each director. Reasonable efforts shall be made to ensure that each Director actually receives timely notice of any meeting, subject to the provisions of the Bylaws permitting waiver thereof.

     (b)  Agenda.  A reasonably detailed agenda shall be supplied to each
          ------
Director reasonably in advance of each meeting of the Board (and, in any event, no later than the time of delivery of the notice required by Section 2.4(a)),
                                                             --------------
together with other appropriate documentation with respect to agenda items calling for Board action, to inform adequately Directors regarding matters to come before the Board. Any Director wishing to place a matter on the agenda for any meeting of the Board may do so by communicating with the chairman of the Board sufficiently in advance of the meeting of the Board so as to permit timely dissemination to all Directors of information with respect to the agenda.

     (c)  Reimbursement of Expenses.  The Company shall reimburse the Preferred
          -------------------------
Directors for their reasonable out-of-pocket expenses incurred by them for the purpose of attending meetings of the Board or committees thereof.

     Section 2.5   D&O Liability Insurance. The Company shall procure and
                   -----------------------
maintain in effect directors and officers insurance for its Directors in respect of all liabilities arising from or relating to their services as members of the Board of the Company or of any Subsidiary of the Company. Such insurance shall be on such terms and in such amounts as are customarily maintained by comparable publicly-held corporations and shall be maintained at all times that the Certificate of Designation requires the election of Preferred Directors and for a period of six years thereafter (including any period of "tail coverage").

     Section 2.6   Side Letter Agreement. Without the affirmative vote or
                   ---------------------
consent of the holders of a majority of the Series C Preferred Stock outstanding, the Company will not (i) terminate, supplement, amend, or otherwise modify the letter agreement of even date herewith between the Company and DePrince Race & Zollo, Inc. ("DRZ") pursuant to which DRZ is entitled to designate one member of the Board to be elected by the holders of the Common Stock, or (ii) include in any slate of nominees for the Board to be elected by the holders of

Common Stock any Person who is a designee of DRZ other than John Race or another Person acceptable to the holders of the Series C Preferred Stock then outstanding.

                                  ARTICLE III
           VOTING AND OTHER AGREEMENTS OF THE SERIES C STOCKHOLDERS

     Section 3.1    Unanimous Consent to Election of Initial Preferred
                    --------------------------------------------------
Directors.
---------

     By their execution of this Agreement, each of the undersigned holders of the Series C Preferred Stock hereby consents, in lieu of convening a meeting of the Series C Stockholders, to the election of David J. Ferrari, Christopher J. Garcia, and Randy A. Sugarman as Preferred Directors of the Company, to serve in each case until the next annual meeting of stockholders of the Company and until their respective successors shall be elected and shall qualify. For purposes of the action referred to in this Section 3.1, the execution and delivery of this
                               -----------
Agreement shall have the same force and effect as an action taken at a duly convened meeting of the holders of the Series C Preferred Stock at which all such holders were present. The Company shall file a copy of this Agreement or an appropriate extract hereof, in the minute book records of the Company evidencing the action taken pursuant to this Section 3.1.
                                             -----------

     Section 3.2    Voting.
                    ------

     (a) In connection with every meeting of the Series C Stockholders of the Company and, at all times following a Conversion Voting Event, in connection with every meeting of the stockholders of the Company, and at every adjournment thereof, and on every action or approval by written consent of the Series C Stockholders separately as a class or of the stockholders of the Company generally, each Series C Stockholder irrevocably agrees that it shall cooperate to the maximum extent with all other Series C Stockholders in the exercise of such voting and consent rights in the best interest of the Series C Stockholders and that, to such end, it shall attend each such meeting and vote, directly or indirectly pursuant to Section 3.4, all shares of Series C Preferred Stock that
                       -----------
it beneficially owns on the record date of any such vote or action at each such meeting or in connection with each such consent solicitation.

     (b) Without limiting the generality of Section 3.2(a), each of the Series C
                                            --------------
Stockholders agrees to vote, or act by written consent with respect to, any Series C Preferred Stock beneficially owned by him or it, at each annual or special meeting of the Series C Stockholders at which Preferred Directors are to be elected and to take all actions by written consent in lieu of any such meeting as are necessary:

         (i)   to elect to the Board the Preferred Directors of the Company, and

         (ii) in the event that a vacancy in the number of Preferred Directors is created at any time by a Board Shift Event or the death, disability, retirement, resignation or removal (with or without cause) of any Preferred Director, to fill such vacancy by the election of one or more additional Preferred Directors.

     Section 3.3    Credit Agreement Determinations Not Affected.  The voting
                    --------------------------------------------
agreements contained in Sections 3.1 and 3.2 of this Agreement shall not be
                        --------------------
applicable to or bind any Series C Stockholder in such holder's capacity as a lender under the Credit Agreement with respect to any determination, vote or consent relating to a requested or proposed waiver, amendment, restatement or other modification thereof.

     Section 3.4    Group Filing
                    ------------

     (a) Each Series C Stockholder acknowledges that under the Exchange Act as presently in effect, such Series C Stockholder will become the beneficial owner of the Conversion Shares issuable in respect of such Series C Stockholder's Series C Preferred Stock not later than the 60th day prior to the 18-month anniversary of the Closing Date. Each Series C Stockholder hereby agrees that any Schedule 13D required to be filed by reason of such beneficial ownership with respect to the Common Stock of the Company and any amendments thereto shall be filed on behalf of the Series C Stockholders as a Group by the Administrative Agent pursuant to and in accordance with the provisions of Rule 13d-1(k)(1) under the Exchange Act. Each Series C Stockholder further agrees to be responsible for the timely filing of the Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning itself contained therein, it being understood that no Series C Stockholder shall be responsible for the completeness or accuracy of the information concerning any other Series C Stockholder in such Schedule 13D or any amendment unless it knows or has reason to believe that the information concerning such other Series C Stockholder is inaccurate. The initial Schedule 13D and any required amendments shall be prepared by the Administrative Agent and shall be distributed to all Series C Stockholders for review and comment prior to the filing thereof. Each Series C Stockholder agrees to promptly notify the Administrative Agent of any information that would require the filing of an amendment to the Schedule 13D including, without limitation, any increase in such Series C Stockholder's beneficial ownership of Common Stock and any material change in any other information required by Schedule 13D.

     (b) Each Series C Stockholder, for itself and each member of its Series C Stockholder Bloc, and each Person who acquires any Series C Preferred Stock after the date of this Agreement and becomes a party hereto, hereby appoints the Administrative Agent as its agent and attorney-in-fact to execute and file with the SEC and the NYSE or such other securities exchange on which the Common Stock may be listed from time to time, and to deliver to the Company, a Statement on
Schedule 13D under the Exchange Act, and one or more amendments thereto, with respect to the Common Stock of the Company

     (c) Notwithstanding Section 3.4(a) and 3.4(b), any Series C Stockholder may
                         -------------------------
file its own Schedule 13D pursuant to Rule 13d-1(k)(2) under the Exchange Act in lieu of participating in such Group filing of Schedule 13D, provided that (i)
                                                            --------
such Series C Stockholder gives written notice of its decision not to participate in the group filing to all of the other Series C Stockholders at least ten (10) Business Days prior to the filing of its own Schedule 13D, (ii) such notice is accompanied by a copy of a Schedule 13D in the form proposed to be filed by such Series C Stockholder, and (iii) such Series C Stockholder complies with its filing obligations under Section 13D of the Exchange Act including, if applicable, identification of any Group pursuant to Rule 13d-1(k)(2) under the Exchange Act.

     Section 3.5    Administrative Agent Under Subordination Agreements
                    ---------------------------------------------------

     (a) Each of the Series C Stockholders hereby irrevocably designates and appoints the Administrative Agent as the Subordination Agent of such Series C Stockholder under the Subordination Agreements and each such Series Stockholder irrevocably authorizes the Subordination Agent, in such capacity, to take such action on its behalf under the provisions of the Subordination Agreements, and each of them, and to exercise such powers and perform such duties as are expressly delegated to the Subordination Agent by the terms of the Subordination Agreement, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or the Subordination Agreements, or any of them, the Subordination Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Series C Stockholder, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the Subordination Agreements, or any of them, or otherwise exist against the Subordination Agent. Each of the Series C Stockholders acknowledges that the Subordination Agent is also acting as the as the Administrative Agent under the Subordination Agreements on behalf of the Lenders under the Credit Agreement and, as such, is obligated by the Credit Agreement to apply any amounts received by it under the Subordination Agreements to the Company's Obligations under the Credit Agreement until such Obligations are paid in full in cash before applying any such amounts to the Series C Preferred Stock, and each Series C Stockholder hereby consents to such order of priority. Each of the Series C Stockholders hereby authorizes the Subordination Agent, on behalf of and for the benefit of the Series C Stockholders, to enter into the Subordination Agreements as Administrative Agent and to be the agent for and representative of the Series C Stockholders thereunder, and hereby ratifies and approves the execution thereof by the Subordination Agent.

     (b) In acting as Subordination Agent hereunder and under the Subordination Agreements, the Subordination Agent shall have and may exercise all of the rights, power and authority of the Administrative Agent set forth in Article XII of the Credit Agreement, the provisions of which are incorporated by reference herein, and shall have and be entitled to the exculpations, benefits and privileges of the Administrative Agent thereunder including, without limitation, the right of reliance and the right to delegate its duties set forth therein, provided, however, that the Subordination Agent will not enter into or consent
--------
to any material modification, termination or waiver of any provision contained in any Subordination Agreement without the consent of the holders of the Requisite Majority (as defined in the Certificate of Designation) of the Series C Preferred Stock, or, if any such amendment would have the effect of subordinating any of the Company's obligations under the Series C Preferred Stock to any Subordinated Indebtedness (as defined in the respective Subordination Agreements), without the consent of the holders of the Requisite Supermajority of the Series C Preferred Stock.

     (c) Without limiting the generality of the rights and privileges of the Subordination Agent under Section 3.5(b), the Series C Stockholders agree to
                          --------------
indemnify the Subordination Agent in its capacity as such and (to the extent not reimbursed by the Company or any Subsidiary and without limiting the obligation of the Company and its Subsidiaries to do so), ratably according to their respective ownership of Series C Preferred Stock, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed on, incurred by or asserted against the Subordination Agent in any way relating to or arising out of the Subordination Agreements, or any documents contemplated by or referred to therein or in this Section 3.5 or the transactions contemplated by this Section
                   -----------                                          -------
3.5 or by the Subordination Agreements, or any action taken or omitted by the
---
Subordination Agent under or in connection with any of the foregoing; provided
                                                                      --------
that no Series C Stockholder shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Subordination Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 3.5(c) shall survive any redemption or conversion of the Series C
     --------------
Preferred Stock and the termination of this Agreement and the Subordination Agreements.

                                   ARTICLE IV
                              TRANSFERS OF SHARES

          Section 4.1   Transfer Restrictions; Tag-along/Drag-along.
                        -------------------------------------------

          (a)   Transfers by the Series C Stockholders. No Series C Stockholder
                --------------------------------------
shall Transfer any of its Series C Preferred Stock except (i) in a transaction in compliance with the registration requirements of the Securities Act and the registration or qualification requirements of applicable state securities or "blue sky" laws or, in each case, an applicable exemption from such requirements, (ii) in compliance with the provisions of paragraph (b) of this
Section 4.1 and (iii) to a Person who shall agree to be bound by this Agreement
-----------
pursuant to Section 4.2.

          (b)   Tag-along/Drag-along Rights and Obligations.
                -------------------------------------------

          (i) Except as permitted by paragraph (c) of this Section 4.1, no
                                                           -----------
     Series C Stockholder (for purposes of this Section 4.1(b), a "Seller")
                                                --------------     ------
     shall

          (A) accept an offer to purchase such Seller's Series C Preferred Stock from any Person (for purposes of this Section 4.1(b), a
                                                            --------------
                "Buyer"), unless such offer to purchase includes the Buyer's
                 -----
                agreement to purchase all (but not less than all) of the Series C Preferred Stock of any or all other Series C Stockholders who desire (or who, pursuant to paragraph (iv) of this Section
                                                                   -------
                4.1(b), become obligated) to sell their Series C Preferred Stock
                ------
                to such Buyer, or

          (B) offer to sell its Series C Preferred Stock to, or solicit any offer to purchase such stock from, any Buyer, unless such offer to sell or purchase offer solicitation is subject to the condition (which may not be waived by any Seller or Buyer) that the Buyer also agree to purchase all (but not less than all) of the Series C Preferred Stock of any or all other Series C Stockholders who desire (or who, pursuant to paragraph (iv) of this Section 4.1(b), become obligated) to sell their Series C
                     --------------
                Preferred Stock to such Buyer,

     provided, however, that any such Buyer's agreement to acquire any shares of
     -----------------
     Series C Preferred Stock pursuant to either of the preceding clauses (A) or
     (B) may be subject to the condition that shares of the Series C Preferred Stock to be acquired by such Buyer, including the Seller's shares, equal, in the aggregate, at least 50.1% of the Series C Preferred Stock then outstanding.

          (ii) Upon a Seller's receipt of a bona fide offer to purchase its Series C Preferred Stock or the acceptance of a Seller's offer to sell its Series C Preferred Stock, which offer to purchase or accepted offer to sell satisfies the conditions in paragraph (i) of this Section 4.1(b), the
                                                       --------------
     Seller shall send a notice (a "Seller's Notice") to the Administrative
                                    ---------------
     Agent and all other Series C Stockholders in accordance with the provisions of Section 7.5 hereof (except that such notice shall be sent only by
        -----------
     facsimile transmission, personal delivery or overnight courier). The Seller's Notice shall (A) identify the Buyer, (B) provide the price and a description of all other material terms of the proposed sale and (C) state that each Series C Stockholder has the right (and could become obligated), pursuant to this Section 4.1(b), to sell all (but not less than all) of its
                      --------------
     Series C Preferred Stock to the Buyer upon the terms set forth in the Seller's Notice. Not later than ten (10) Business Days following the date of the Seller's Notice, each Series C Stockholder shall send a notice (a "Tag-along Notice") to the Seller, with a copy to the Administrative Agent,
     -----------------
     stating whether such Series C Stockholder agrees to sell all (but not less than all) of its Series C Preferred Stock to the Buyer on the terms set forth in the Seller's Notice (any such Series C Stockholder sending a Tag-along Notice with such agreement to sell being an "Additional Seller").
                                                        -----------------
     Any such agreement to sell contained in a Tag-along Notice shall be final and binding on the Additional Seller sending such Tag-along Notice, and may be revoked only upon the Buyer's breach of its agreement to purchase the Series C Preferred Stock. Any Series C Stockholder who fails to send a Tag-along Notice in response to a Seller's Notice shall be deemed to have elected not to sell its Series C Preferred Stock to the Buyer, subject, however to the provisions of paragraph (iv) of this Section 4.1(b).
                                                         --------------

          (iii) If (A) the Buyer's agreement to purchase the Seller's Series C Preferred Stock was not subject to the condition set forth in the proviso to paragraph (i) of this Section 4.1(b) and (B) Seller shall not have received Tag-along Notices from Additional Sellers whose shares of Series C Preferred Stock, together with the Seller's shares constitute, in the aggregate, at least 50.1% of the Series C Preferred Stock then outstanding, the Seller, the Buyer and the Additional Sellers shall be free to consummate the purchase and sale of their shares of Series C Preferred Stock in accordance with paragraph (v) of this Section 4.1(b), but only on
                                                    --------------
     the terms set forth in the Seller's Notice.

          (iv) In the event that the Seller shall receive Tag-along Notices from Additional Sellers whose shares of Series C Preferred Stock, together with the Seller's shares constitute, in the aggregate, at least 50.1% of the Series C Preferred Stock then outstanding, the Seller and the Buyer shall send a second notice (a "Drag-along Notice") to each Series C
                                    -----------------
     Stockholder who declined to sell its Series C Preferred Stock to the Buyer in response to the Seller's Notice or who did not issue a Tag-along Notice in response to such Seller's Notice, with a copy to the Administrative Agent. The Drag-along Notice shall state that holders of not less than 50.1% of the outstanding Series C Preferred Stock have agreed to sell their Series C Preferred Stock to Buyer, that Buyer has agreed to purchase such shares and that, by virtue of such agreements to sell and to purchase, all holders of Series C Preferred Stock are obligated by this
     Section 4.1 to sell all of their Series C Preferred Stock to the Buyer, at
     -----------
     the price and on the other terms set forth in the original Seller's Notice. The Drag-along Notice shall also set forth the date, time and place of the closing of the Buyer's purchase of the Series C Preferred Stock from all of the Series C Stockholders, which shall be not less than 10 Business Days nor more than 20 Business Days from the date of the Drag-along Notice.

          (v) On the closing date specified in the Drag-along notice (or, if the purchase and sale are being closed pursuant to paragraph (iii) of this

     Section 4.1(b), on such closing date as shall be fixed by Buyer, Seller and
     --------------
     the Additional Sellers), the Buyer shall purchase, and the selling Series C Stockholders shall sell, the shares of Series C Preferred Stock to be purchased and sold pursuant to this Section 4.1(b). Any such closing shall
                                         --------------
     be subject to the conditions set forth in clause (i) of paragraph (a) of this Section 4.1 and in Section 4.2, and may be subject to such additional
          -----------        -----------
     conditions (including, without limitation, the delivery of share certificates, duly endorsed for transfer or with executed stock powers annexed) as customarily accompany purchases and sales of shares of publicly-held companies.

          (vi) Upon (A) a purchase and sale of less than all of the outstanding Series C Preferred Stock, or (B) the termination or cancellation of the purchase and sale of any or all Series C Preferred Stock, the Transferred Series C Preferred Stock or the Series C Preferred Stock that was the subject of such terminated or cancelled transaction, shall continue to be subject to the provisions of this Section 4.1.
                                                            -----------

          (c)    Affiliates and Assignees Under the Credit Agreement.  Without
                 ---------------------------------------------------
complying with Section 4.1(b), a Series C Stockholder may Transfer all or any
               --------------
part of its Series C Preferred Stock to (i) any of its Subsidiaries and Affiliates or (ii) a Person who, simultaneously with such Transfer, receives an assignment from the Transferor of a pro rata interest in the Company's indebtedness to the Transferor under the Credit Agreement (including any portion of such indebtedness relating to letters of credit issued by the Transferor for the benefit of the Company or any Subsidiary) equal to the pro rata interest in the Transferor's ownership of Series C Preferred Stock represented by the Transferred shares, provided, that no Person shall, as a result of any Transfer
                    --------
permitted by this clause (ii), become the Beneficial Owner of a majority of the outstanding Series C Preferred Stock. Any Transfer permitted by this Section
                                                                      -------
4.1(c) shall be effected in compliance with Section 4.2 and the legends set
------                                      -----------
forth in Section 4.4.
         -----------

          (d)    Participations.  Nothing in this Section 4.1 shall limit the
                 --------------                   -----------
ability of a Series C Stockholder to create and sell participation interests in the Company's indebtedness to it under the Credit Agreement, provided that such participation interest shall not entitle the purchaser to become a Transferee of any Series C Preferred Stock and, in the absence of a Transfer in accordance with this Agreement, neither the Company nor any Series C Stockholder shall be obligated to recognize any claim by the holder of such participation interest with respect to the Series C Stock or under this Agreement.

          Section 4.2    Condition of Transfer.  Any Transferee of any Series C
                         ---------------------
Stockholder shall, unless this Agreement expressly provides otherwise, hold such Transferred shares subject to all of the provisions of this Agreement and shall make no further Transfers except as permitted in this Agreement. As a condition precedent to any Transfer of shares, including a transfer permitted by Section 4.1(c), (i) the Transferee
                                             --------------
shall agree in writing to become a party to and be bound by all of the provisions of this Agreement including, without limitation, the power of attorney set forth in Section 3.4, and (ii) if the Transfer is to be effected
                      -----------
pursuant to an exemption from registration under the Securities Act, the Transferee shall make the representations and warranties set forth in Section
5.2 of the Preferred Stock Issuance and Restructuring Agreement. Any Transfer of shares not in compliance with this Agreement shall be void and of no effect whatsoever.

          Section 4.3    Stock Ledger and Transfer Records. The Company shall
                         ---------------------------------
keep or cause to be kept at its principal office, a register in which the Company shall provide for the registration of the Series C Preferred Stock and the Transfer of Series C Preferred Stock. Upon (i) surrender for registration of Transfer of any certificate for Series C Preferred Stock at the office of the Company designated for that purpose, duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Note Issuer and the Securities Registrar, duly executed by the holder thereof or his attorney duly authorized in writing and (ii) evidence of compliance with the provisions of this Agreement, the Company shall execute and deliver, in the name of the designated Transferee or Transferees, one or more new certificates evidencing the Transferred shares of Series C Preferred Stock. The Company shall keep a complete record of any Transfers permitted hereunder and shall notify the Administrative Agent and the Series C Stockholders pursuant to the provisions of
Section 7.5 within five (5) Business Days of any such Transfer. The
-----------
Administrative Agent or any Series C Stockholder, as the case may be, that Transfers any Series C Stock shall notify: (a) in the case of a Transfer by the Administrative Agent, the Company and the Series C Stockholders; or (b) in the case of a Transfer by a Series C Stockholder, the Company, the Administrative Agent and each of the other Series C Stockholders, and in each case pursuant to the provisions of Section 7.5 within five (5) Business Days of any such
                  -----------
Transfer.

          Section 4.4    Restrictive Legends.
                         -------------------

          (a) Each certificate representing shares of Series C Preferred Stock shall be stamped or otherwise imprinted with a legend, which legend shall be removed upon termination of this Agreement, in substantially the following form:

          THE VOTING, SALE, TRANSFER OR OTHER DISPOSITION OF THE SHARES EVIDENCED BY THIS CERTIFICATE IS RESTRICTED BY THE PROVISIONS OF A STOCKHOLDERS AGREEMENT (THE "AGREEMENT"), DATED AS OF APRIL 12, 2002. TRANSFEREES OF THE SHARES ARE BOUND BY THE TERMS OF THE AGREEMENT, A COPY OF WHICH MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE COMPANY OR OBTAINED FROM THE COMPANY AT NO CHARGE. ALL OF THE PROVISIONS OF THE AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE IN THIS CERTIFICATE.

          (b) Each certificate representing shares of Series C Preferred Stock also shall be stamped or otherwise imprinted with a legend in substantially the following form, provided
                --------
that such legend shall not be placed upon any certificate evidencing Common Stock upon the effectiveness of a registration statement relating to such Common
Stock:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

          (c) Such certificates also may be stamped or otherwise imprinted with any legend required by any other agreement between the Company and the Series C Stockholders, or among the Series C Stockholders.

                                   ARTICLE V
                              REGISTRATION RIGHTS

          Section 5.1    Shelf Registration Statement.
                         ----------------------------

          (a)  Obligation to File. Prior to the 18-month anniversary of the
               ------------------
Closing, the Company shall file with the SEC a shelf registration on Form S-1 or S-3 (or any successor form) covering the continuous sale pursuant to Rule 415 under the Securities Act, in the manner specified therein (provided that such manner shall not include an underwritten public offering), of all of the Registrable Securities, and shall use its commercially reasonable best efforts to cause such registration statement to become effective under the Securities Act no later than such 18-month anniversary date. No registration effected under this Section 5.1 shall relieve the Company of its obligation to effect any
     -----------
registration of Registrable Securities under Section 5.2.
                                             -----------

          (b)  Expenses. The Company will pay all Registration Expenses in
               --------
connection with the registration pursuant to this Section 5.1.
                                                  -----------

          (c)  Duration of Effectiveness.  The Company shall maintain the
               -------------------------
effectiveness of the registration statement required by this Section 5.1 for a
                                                             -----------
period of 12 months from the later of (i) the 18-month anniversary of the Closing and (ii) the date such registration statement is declared effective. Such 12-month period shall be extended for a number of days equal to the aggregate number of days during which Holders of Registrable Securities are required to refrain from engaging in sales of such securities by Section 5.3(f)
                                                                 --------------
(provided that such aggregate number of days shall not exceed 90), Section
                                                                   -------
5.3(m) or Section 5.6(a).
------    --------------

          Section 5.2    Incidental Registrations.
                         ------------------------

          (a) If the Company at any time after the 18-month anniversary of the Closing proposes to register Equity Securities under the Securities Act (other than a registration on Form S-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will, at each such time, give prompt written notice to all Holders of its intention to do so and of such Holders' rights under this Article V. Upon the written request
                                             ---------
of any such Holder made within 20 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company will use its commercially reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof; provided, that (a) if such registration is to be effected at a time
         --------
when the registration statement required by Section 5.1(a) is effective, the
                                            --------------
Company shall be obligated to give such notice and to effect the registration of Registrable Securities only if the proposed registration is to be effected as an underwritten public offering, (b) if, at any time after giving written notice of its intention to register any securities, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (c) if such registration involves an underwritten offering, all Holders requesting that their Registrable Securities be included in the registration must sell their Registrable Securities to the underwriters selected by the Company or the selling security holders requesting such registration, as the case may be, on the same terms and conditions as apply to the Company or such selling shareholders, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings. If a registration requested pursuant to this Section involves an underwritten public offering, any Holder requesting to be included in such registration may elect, in writing prior to the effective date of the registration statement filed in connection with such registration, not to register all or any part of such securities in connection with such registration. Nothing in this Section shall operate to limit the right of any Holder to request the registration of Common Stock issuable upon conversion, exchange or exercise of securities held by such Holder notwithstanding the fact that at the time of request such Holder does not hold the Common Stock underlying such securities.

     (b)  Withdrawal of Registered Shares.  Concurrently with the declaration of
          -------------------------------
effectiveness of any registration statement for an underwritten offering that includes Registrable Securities that are then included in an effective registration statement filed pursuant to Section 5.1, the Company will file a
                                         -----------
post-effective amendment to such prior registration to withdraw therefrom the Registrable Securities that have also been included in the registration statement referred to in this Section 5.2. Each Series C Stockholder consents
                              -----------
to the filing of such post-effective amendment and agrees to execute such other instruments and documents as may be necessary to withdraw such Registrable Securities from such prior registration statement. If the underwritten offering described in such registration statement is not completed for any reason (other than the failure of any Holder of Registrable Shares to perform any obligation or satisfy any condition required to be performed or satisfied by it in the underwriting agreement), the Company shall, as soon as practicable thereafter, file with the SEC a shelf registration statement meeting the requirements of
Section 5.1(a) covering the Registrable Securities intended to be sold in such
--------------
uncompleted offering and use its commercially reasonable best efforts to cause such registration statement to be declared effective under the Securities Act and to maintain the effectiveness of such registration until the expiration of the period referred to in Section 5.1(c)
                          --------------
plus an additional number of days equal to the aggregate number of days during which such Registrable Securities were not included in an effective registration statement under the Securities Act. If the rules and policies of the SEC so permit, any shelf registration statement required to be filed by this Section
                                                                      -------
5.2(b) may also be filed as a post-effective amendment to the registration
------
statement filed pursuant to Section 5.1(a).
                            --------------

     (c)  Expenses. The Company will pay all Registration Expenses in connection
          --------
with each registration of Registrable Securities requested pursuant to this

Section 5.2.
-----------

     (d)  Priority in Incidental Registrations.  If a registration pursuant to
          ------------------------------------
this Section 5.2 involves an underwritten offering and the managing underwriter
     -----------
advises the Company in writing that, in its opinion, the number of Registrable Securities requested to be included in such registration would be likely to have an adverse effect on the price, timing or distribution of the securities to be offered in such offering as contemplated by the Company (other than the Registrable Securities) or the Other Holders requesting such registration, as the case may be, then the Company shall include in such registration (a) first,
                                                                         -----
100% of the securities the Company proposes to sell, if any, (b) second, any
                                                                 ------
Other Securities requested to be registered by any Other Holders exercising a demand registration right, provided, that if the agreement or instrument providing such demand registration rights provides for a different order of priority between the Company and the holders of such Other Securities, such agreement or instrument shall govern, and (c) third, to the extent of the amount
                                              -----
of Registrable Securities and Other Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities and Other Securities which the Holders and the Other Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders and the Other Holders on the basis of the relative amount of Registrable Securities and Other Securities then held by each such Holder and Other Holder (provided, that any such amount thereby allocated
                              --------
to any such Holder or Other Holder that exceeds such Holder's or Other Holder's request shall be reallocated among the remaining requesting Holders and Other Holders in like manner).

     Section 5.3    Registration Procedures.
                    -----------------------

     If and whenever the Company is required to use its commercially reasonable best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will promptly:

     (a)  except as required by Section 5.1(a), prepare and, in any event within
                                --------------
45 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its commercially reasonable best efforts to cause such registration statement to become effective within ninety (90) days of the initial filing;

     (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 5.1(c) (if applicable) or for a period not in excess of one (1) year
   --------------
(or any longer period required by the registration
rights relating to the Other Securities included in the registration statement, as the case may be), and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or
                        --------
prospectus, or any amendments or supplements thereto in accordance with Sections
                                                                        --------
5.3(a) or (b), the Company will furnish to counsel selected pursuant to Section
------    ---                                                           -------
5.9 hereof copies of all documents proposed to be filed, which documents will be
---
subject to the review of such counsel;


     (c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith, including any documents incorporated by reference), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

     (d) use its commercially reasonable best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

     (e) use its commercially reasonable best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

     (f) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus (which, in the case of a registration statement on Form S-3, may be in the form of a Form 8-K or other periodic report under the Exchange Act) as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

     (g) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than 18 months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

     (h) if such Registrable Securities are Common Stock (including Conversion Shares or Common Stock otherwise issuable upon conversion, exchange or exercise of another security), (i) use its commercially reasonable best efforts to list such Registrable Securities on any securities exchange on which the Common Stock is then listed if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange; and (ii) use its best efforts to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

     (i) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to, or in substitution for the provisions of Section 5.7 hereof, and take such other actions as sellers of
                  -----------
a majority of shares of such Registrable Securities or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

     (j) obtain a "cold comfort" letter or letters from the Company's independent public accounts in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of shares of such Registrable Securities shall reasonably request;

     (k) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (l) notify counsel (selected pursuant to Section 5.9 hereof) for the
                                              -----------
Holders of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (ii) of the receipt of any comments from the SEC, (iii) of any request of the SEC to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

     (m) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

     (n) if requested by the managing underwriter or agent or any Holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

     (o) cooperate with the Holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

     (p) obtain for delivery to the Holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

     (q) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NYSE or any other securities exchange or quotation system on which the Registrable Securities are now or hereafter may be listed; and

     (r) use its commercially reasonable best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any "road shows" or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities.

     Section 5.4    Information Supplied.
                    --------------------

     The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller required by the Securities Act in connection with the registration of securities in secondary offerings and relating to the registration and the distribution of such securities as the Company may from time to time reasonably request.

          Section 5.5    Restrictions on Disposition.
                         ---------------------------

          Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.3(f), such will
                                                       --------------
forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by
Section 5.3(f), and, if so directed by the Company, such Holder will deliver to
--------------
the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section
                                                                      -------
5.3(b) shall be extended by the number of days during the period from and
------
including the date of the giving of such notice pursuant to Section 5.3(f) and
                                                            --------------
to and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 5.3(f).
                                      --------------

          Section 5.6    Restrictions During Periods of Registered Sales by
                         --------------------------------------------------
Certain Persons.
---------------

          (a) The Holders acknowledge the existence of that certain Registration Rights Agreement between the Company and HealthPlan Holdings, Inc. ("HPHI"), dated June 18, 2001 (the "HPHI Registration Rights Agreement"), pursuant to which the Company granted HPHI certain demand and incidental registration rights with respect to shares of Common Stock held by HPHI and specifically covered by
the HPHI Registration Rights Agreement.   The Holders agree not to effect any
sale or distribution of any Registrable Securities during the ninety (90) days prior to, and during the one hundred twenty (120)-day period beginning on, the effective date of any demand registration effected pursuant to the HPHI Registration Rights Agreement, including a sale pursuant to Rule 144 under the Securities Act, except for sales pursuant to a demand registration under the HPHI Registration Rights Agreement as permitted thereunder. Further, the Holders agree that they will not have the right, under any circumstance provided in this Stockholders Agreement, to require the Company to suspend the sale, require withdrawal, cut-back or otherwise reduce the number, of any securities registered pursuant to any registration effected under the HPHI Registration Rights Agreement, and that no right granted to the Holders hereunder shall be superior to those granted to HPHI under the HPHI Registration Rights Agreement.

          (b) In consideration of the agreements of the Series C Stockholders in
Section 5.6(a), the Company represents and warrants to the Series C Stockholders that:



          (i) Schedule 5.6 to this Agreement contains a complete and correct list of all Common Stock which the Company is obligated to register pursuant to the HPHI Registration Rights Agreement, including (A) the number of shares of Common Stock or other securities (and, if other than Common Stock was issued, the number of shares of Common Stock issued or issuable upon conversion, exchange or exercise thereof), (B) the dates on which such securities were issued by the Company to HPHI and, if different, the commencement date of HPHI's holding period under Rule 144 under the Securities Act for the Common Stock issued or issuable in respect of such securities, and (C) whether such Common Stock constitutes "Purchased Shares" under the HPHI Registration Rights Agreement (the "HPHI Purchased Shares") or "Registrable

     Securities" under the HPHI Registration Rights Agreement (the "HPHI Registrable Shares");

          (ii) the Company has no obligation to register any Common Stock owned by HPHI other than the HPHI Purchased Shares and the HPHI Registrable Shares and, except as contemplated by Sections 2.2(g) and 6.2 of the HPHI Registration Rights Agreement, the Company has no obligation, fixed or contingent, to issue Common Stock to HPHI;

          (iii) the Company filed a registration statement with the SEC on August 1, 2001 with respect to the HPHI Purchased Shares then outstanding and certain other shares of Common Stock (the "HPHI Shelf Registration
                                                    -----------------------
     Statement"), which has not been declared effective.  Upon the amendment and
     ---------
     effectiveness of the HPHI Shelf Registration Statement as contemplated by this Section 5.6(b), HPHI shall cease to have any right to require the
          --------------
     registration of the HPHI Purchased Shares, under the HPHI Registration Rights Agreement or otherwise;

          (iv) with respect to the HPHI Registrable Shares, the HPHI Registration Rights Agreement provides for up to two demand registrations upon request by HPHI ("HPHI Demand Registrations"), neither of which has been exercised by HPHI;

          (v) HPHI's right to exercise the HPHI Demand Registrations will terminate on the second anniversary of the Rule 144 holding period commencement dates for the HPHI Registrable Shares shown on Schedule 5.6; and

          (vi) HPHI is not an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act.

          The Company further agrees that immediately following the execution and delivery of this Agreement, the Company will commence preparation of one or more amendments to the HPHI Shelf Registration Statement to register thereunder all HPHI Purchased Shares not previously included in such registration statement and any HPHI Registrable Shares requested to be included therein by HPHI, and to include such information as is required to be included or incorporated therein by the Securities Act and the rules and regulations thereunder. The Company will file such amendment as soon as practicable after such execution and delivery, will respond to all comments of the staff of the SEC as promptly as practicable and will otherwise use its commercial best efforts to cause the HPHI Shelf Registration Statement to become effective. The Company further agrees that it will not (x) file any registration statement under the Securities Act with respect to Common Stock owned by HPHI other than as require by the HPHI Registration Rights Agreement, or (y) include in any registration statement filed with respect to an HPHI Demand Registration any shares of Common Stock owned by HPHI that are not then HPHI Registrable Shares In addition, from and after the date hereof, the Company will not voluntarily engage in any act or transaction pursuant to which HPHI would become an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act.

     Section 5.7    Indemnification.
                    ---------------

     (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 5.1 or 5.2, the Company shall, and it
                               -----------    ---
hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each Affiliate of such seller and their respective directors, officers, members or general and limited partners (and any director, officer, and controlling Person of any of the foregoing), each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (each an "Indemnified Party" and collectively, the "Indemnified
                         -----------------                         -----------
Parties"), against any and all losses, claims, damages or liabilities, joint or
-------
several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable attorney's fees and
          ------
reasonable expenses of investigation) to which such Indemnified Party may become subject under the Securities Act, common law or otherwise, insofar as such Claims or expenses arise out of, relate to or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading; provided, that the
                                                          --------
Company shall not be liable to any Indemnified Party in any such case to the extent that any such Claim or expense arises out of, relates to or is based solely upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive the Transfer of securities by any seller.

     (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 5.1 or
                                                                  -----------
5.2 herein, that the Company shall have received an undertaking reasonably
---
satisfactory to it from the prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.7(a)) the Company and all other
                            --------------
prospective sellers or any underwriter, as the case may be, with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or alleged untrue statement or omission or alleged omission was made solely in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective Affiliates, directors, officers or controlling Persons and shall survive the Transfer of securities by any seller. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

     (c) Promptly after receipt by an Indemnified Party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 5.7, such
                                                       -----------
Indemnified Party will, if a claim in respect thereof is to be made against an Indemnifying Party, give written notice to the latter of the commencement of such action or proceeding; provided, that the failure of the Indemnified Party
                           --------
to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under Section 5.7, except to the extent that the Indemnifying
                      -----------
Party is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified and Indemnifying Parties may exist in respect of such action or proceeding (in which case the Indemnified Party shall have the right to assume or continue its own defense and the Indemnifying Party shall be liable for any reasonable expenses therefor, but in no event will bear the expenses for more than one firm of counsel for all Indemnified Parties in each jurisdiction who shall be approved by the majority of the participating Holders in the registration in respect of which such indemnification is sought), the Indemnifying Party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, except in the case of a conflict of interest as aforesaid, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation and shall have no liability for any settlement made by the Indemnified Party without the consent of the Indemnifying Party, such consent not to be unreasonably withheld. No Indemnifying Party will settle any action or proceeding or consent to the entry of any judgment without the prior written consent of the Indemnified Party, unless such settlement or judgment (i) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such Indemnified Party from all liability in respect of such action or proceeding, and (ii) does not involve the imposition of equitable remedies or the imposition of any obligations on such Indemnified Party and does not otherwise adversely affect such Indemnified Party, other than as a result of the imposition of financial obligations for which such Indemnified Party will be indemnified hereunder.

     (d) (i)  If the indemnification provided for in this Section 5.7 from
                                                          -----------
the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Claim or expenses referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Claim or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Claim or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party under this Section 5.7(d) as a result of the Claim and
                                 --------------
expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any action or proceeding.

         (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.7(d) were determined by pro rata
                                 --------------
allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 5.7(d)(i). No Person guilty
                                            -----------------
of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

     (e) Indemnification similar to that specified in this Section 5.7 (with
                                                           -----------
appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Law or with any governmental authority other than as required by the Securities Act.

     (f) The obligations of the parties under this Section 5.7 shall be in
                                                   -----------
addition to any liability which any party may otherwise have to any other party.

     Section 5.8    Required Reports.  The Company covenants that it will use
                    ----------------
reasonable commercial efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available such information), and it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

     Section 5.9    Selection of Counsel.  In connection with any registration
                    --------------------
of Registrable Securities pursuant to Sections 5.1 or 5.2 hereof, the Holders of
                                      -------------------
a majority of the Registrable Securities covered by any such registration may select one counsel to represent all Holders of Registrable Securities covered by such registration; provided, however, that in the event that the counsel
                   --------  -------
selected as provided above is also acting as counsel to the Company in connection with such registration, the remaining Holders shall be entitled to select one additional counsel to represent all such remaining Holders.

     Section 5.10   Holdback and Lockup Agreement.  If any registration
                    -----------------------------
hereunder shall be in connection with an underwritten public offering, each Holder agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Equity Securities of the Company (in each case, other than as part of such underwritten public offering), within seven days before the effective date of such registration (except as part of such registration), and the Company hereby also agrees and agrees to use its commercially reasonable efforts to have each Other Holder of any Equity Security of the Company purchased from the Company (at any time other than in a public offering) to so agree. Additionally, if requested by the Underwriters in any underwritten offering, the Holders will refrain from selling any Registrable Securities for a period not to exceed 90 days after such registration becomes effective.

     Section 5.11   No Inconsistent Agreements.  The Company represents and
                    --------------------------
warrants that it will not enter into, or cause or permit any of its Subsidiaries to enter into, any agreement which conflicts with or limits or prohibits the exercise of the rights granted to the Holders of Registrable Securities in this
Article V.
---------

                                   ARTICLE VI
                                   STANDSTILL

     Section 6.1    Acquisition of Additional Voting Securities.
                    -------------------------------------------

     (a) During the Standstill Period, except as provided below in this Section
                                                                        -------
6.1, each Series C Stockholder covenants and agrees with the Company that it
---
shall not, and shall cause each of its Affiliates not to, directly or indirectly, acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another Person (including by way of merger or consolidation), by joining a partnership, syndicate or other Group or otherwise, the beneficial ownership of any additional Voting Securities (any such acquisition of Voting Securities, an "Acquisition") (except (i) by way of stock dividends, stock reclassifications or
 -----------
other distributions or offerings made available and, if applicable, exercised on a pro rata basis, to holders of Equity Securities of the Company generally and
(ii) Equity Securities acquired from the Company (including PIK Shares, Conversion Shares and Conversion Shares issuable pursuant to the operation of the anti-dilution provisions of the Certificate of Designation) (the "Acquisition Restrictions"); provided, however, that the foregoing Acquisition
-------------------------    --------  -------
Restrictions shall not apply to (I) any Acquisition in connection with a Series C Stockholder's purchase or other acquisition of all or any portion of another Series C Stockholder's Series C Preferred Stock, (II) any transaction between or among a Series C Stockholder and its Affiliates, (III) any Acquisition that may be deemed to result from the formation or existence of a Group comprising the Series C Stockholders, (IV) any Acquisition arising out of margin lending or other financing activities by a Series C Stockholder in the ordinary course of business, (V) in acquisition made in the course of business of the brokerage or investment banking activities of a Series C Stockholder, or (VI) any Acquisition that is approved by a majority of the Class A Directors of the Company.

     (b) The foregoing Acquisition Restrictions will not apply if either (i) a third party who is not an Affiliate of any Series C Stockholder or any of its Affiliates (a "Third Party", which term shall include any Group, other than a
               -----------
Group which includes such Series C Stockholder or any of its Affiliates as a member) commences a tender or exchange offer for more than 50% of the outstanding Voting Securities and the Board does not recommend against the tender or exchange offer within ten (10) Business Days after the commencement thereof (which, in the case of an exchange offer, shall be deemed to be the effective date of the registration statement relating to the securities offered in such exchange offer or, if permitted under the Exchange Act, such earlier date selected by the offer or for commencement of the exchange offer) or such longer period as shall then be permitted under SEC rules, or (ii) a Third Party acquires beneficial ownership of 15% of the outstanding Voting Securities (other than as a result of purchases of such securities from the Company) and publicly discloses a possible intention to seek control of the Company or to engage in a transaction that would result in a Change of Control of the Company.

                                  ARTICLE VII
                                 MISCELLANEOUS

     Section 7.1    Series C Stockholder Indemnification; Reimbursement of
                    ------------------------------------------------------
Expenses.  The Company agrees to indemnify and hold harmless each Series C
--------
Stockholder, its respective directors and officers and its Affiliates (and the directors, officers, partners, Affiliates and controlling persons thereof, each, a "Series C Stockholder Indemnitee") from and against any and all liability,
   -------------------------------
including, without limitation, all obligations, costs, fines, claims, actions, injuries, demands, suits, judgments, proceedings, investigations, arbitrations (including stockholder claims, actions, injuries, demands, suits, judgments, proceedings, investigations or arbitrations) and expenses, including, without limitation, accountant's and attorney's fees and expenses (together the "Losses"), incurred by such Series C Stockholder or such Series C Stockholder
 ------
Indemnitee before or after the date of this Agreement and arising out of, resulting from, or relating to (i) such Series C Stockholder's purchase and/or ownership of the Equity Securities, (ii) the transactions contemplated by the Preferred Stock Issuance and Restructuring Agreement, the Stockholders Agreement and the Certificate of Designation, (iii) any litigation to which a Series C Stockholder or a Series C Stockholder Indemnitee is made a party in its capacity as a stockholder or owner of securities (or a partner, director, officer, Affiliate or controlling person of a Series C Stockholder) of the Company or
(iv) any franchise taxes imposed on a Series C Stockholder attributable to its ownership of Series C Preferred Stock, provided that (i) indemnification for Claims referred to in Section 5.7 shall be available solely in accordance with
                      -----------
and governed by that Section and (ii) the Company shall not be required to indemnify and hold harmless any Series C Stockholder for any Losses that are finally adjudicated by a court of competent jurisdiction to have been caused by a violation of law, rule or regulation by such Series C Stockholder or by such Series C Stocklolder's gross negligence, intentional torts or willfull misconduct..

     Section 7.2    Termination.  The provisions of Article II (other than
                    -----------
Section 2.5 and Section 2.6) and Article VI of this Agreement shall terminate,
-----------     -----------
with respect to any Series C Stockholder at the time that such Series C Stockholders and its Affiliates shall cease to own any Series C Preferred Stock.
Section 2.5 shall terminate upon expiration of the period specified therein for
-----------
the maintenance of liability insurance.  Section 2.6 and the voting agreements
                                         -----------
in Article III of this Agreement shall terminate at such time as the Series C Preferred Stock becomes convertible into Common Stock in accordance with the Certificate of Designation. The restrictions on Transfer set forth in Article IV (other than any restrictions imposed by the Securities Act or state securities or "blue sky" laws) shall terminate (i) as to any shares of Series Preferred Stock, upon the conversion of such shares into Common Stock and (ii) as to all shares of Series C Preferred Stock then remaining outstanding, at such time as all such outstanding Series C Preferred Stock shall be convertible into less than 51% of the Common Stock on a Fully-Diluted basis. Article V of this
                                                             ---------
Agreement (other than Section 5.7 thereof) shall terminate at such time as there
                      -----------
shall be no Registrable Securities outstanding.  Section 7.1 of this Agreement
                                                 -----------
shall not terminate. Nothing herein shall relieve any party from any liability for the breach of any of the agreements set forth in this Agreement.

     Section 7.3    Amendments and Waivers.  Except as otherwise provided
                    ----------------------
herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or any Holder unless such modification, amendment or waiver is approved in writing by the Company and each such Holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     Section 7.4    Successors, Assigns and Transferees.  This Agreement shall
                    -----------------------------------
bind and inure to the benefit of and be enforceable by the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by any party hereto (except as described in the next sentence) without the prior written consent of the other parties. Any Series C Stockholder and its Affiliates may assign their respective rights and obligations hereunder to any Affiliate or Affiliates thereof in accordance with the Transfer provisions in Article IV. The Company shall keep a complete record of any assignments permitted hereunder and shall notify the Administrative Agent and the Series C Stockholders pursuant to the provisions of Section 7.5 within five (5) Business
                                           -----------
Days of any such assignment. The Administrative Agent or any Series C Stockholder, as the case may be, that assigns its rights and obligations under this Agreement shall notify: (a) in the case of an assignment by the Administrative Agent, the Company and the Series C Stockholders; or (b) in the case of an assignment by any Series C Stockholder, the Company, the Administrative Agent and each of the other Series C Stockholders, and in each case pursuant to the provisions of Section 7.5 within five (5) Business Days of
                                   -----------
any such assignment.

     Section 7.5    Notices.  All notices required or permitted hereunder shall
                    -------
be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent, with respect to the Company and the Series C Stockholders, to their respective addresses specified in the Credit Agreement (or at such other address as any such party may specify by like notice) and, with respect to any other Holder, to the address of such Holder as shown in the stock record books of the Company (or at such other address as any such Holder may specify to all of the above by like notice).

     Section 7.6    Further Assurances.  At any time or from time to time after
                    ------------------
the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

     Section 7.7    Entire Agreement.  Except as otherwise expressly set forth
                    ----------------
herein, this Agreement, the Preferred Stock Issuance and Restructuring Agreement and the Certificate of Designation embody the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, that may have related to the subject matter hereof in any way.

     Section 7.8    Delays or Omissions.  It is agreed that no delay or omission
                    -------------------
to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of any party hereto of any breach, default or noncompliance under this Agreement or any waiver on such party's part of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to any party, shall be cumulative and not alternative.

     Section 7.9    Governing Law; Jurisdiction; Waiver of Jury Trial.  This
                    -------------------------------------------------
Agreement shall be governed in all respects by the laws of the State of New York. The parties hereto hereby submit to the non-exclusive jurisdiction of the courts of the State of New York for the purpose of any suit, proceeding or judgment arising under or with respect to this Agreement. Each of the parties hereto hereby irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Agreement and for any counterclaim therein.

     Section 7.10   Severability.  Whenever possible, each provision of this
                    ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     Section 7.11   Effective Date.  This Agreement shall become effective
                    --------------
immediately upon the Closing.

     Section 7.12   Enforcement.  Each party hereto acknowledges that money
                    -----------
damages would not be an adequate remedy in the event that any of the covenants or agreements in this Agreement are not performed in accordance with its terms, and it is therefore agreed that in addition to and without limiting any other remedy or right it may have, the non-breaching party will have the right to an injunction, temporary restraining order or other equitable relief in any court of competent jurisdiction enjoining any such breach and enforcing specifically the terms and provisions hereof.

     Section 7.13   Titles and Subtitles.  The titles of the Sections and
                    --------------------
subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     Section 7.14   No Recourse.  Notwithstanding anything that may be expressed
                    -----------
or implied in this Agreement, the Company and each Holder covenant, agree and acknowledge that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner or member of any Series C Stockholder or of any Affiliate or assignee thereof, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future director, officer, agent, employee, partner or member of any Series C Stockholder or of any Affiliate or assignee thereof, as such for any obligation of any Series C Stockholder under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

     Section 7.15   Counterparts; Facsimile Signatures.  This Agreement may be
                    ----------------------------------
executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed by facsimile signature(s).

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

THE COMPANY:                  PLANVISTA CORPORATION

                              By: /s/ Donald W. Schmeling
                                 -----------------------------------
                                  Name:    Donald W. Schmeling
                                  Title:  Chief Financial Officer


THE SERIES C
STOCKHOLDERS:
                              WACHOVIA BANK, NATIONAL ASSOCIATION,
                              as a Series C Stockholder and as Administrative Agent and Subordination Agent

                              By: /s/ Matthew Berk
                                  ----------------------------------
                                  Name:  Matthew Berk
                                  Title: Authorized Officer

                              CREDIT LYONNAIS, NEW YORK BRANCH

                              By: /s/ John Charles Van Essche
                                  ----------------------------------
                                  Name:  John Charles Van Essche
                                  Title: Vice President

                              SUNTRUST BANK



                              By: /s/ Samuel M. Ballesteros
                                  ----------------------------------
                                  Name:  Samuel M. Ballesteros
                                  Title: Director

                              FLEET NATIONAL BANK

                              By:     /s/ Fred P. Lucy, II
                                  ----------------------------------
                                  Name:  Fred P. Lucy, II
                                  Title: Vice President

                              SOUTHTRUST BANK

                              By: /s/ B. E. Dishman
                                  ----------------------------------
                                  Name:  B. E. Dishman
                                  Title: Group Vice President

                              COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEEBANK BA "RABOBANK NEDERLAND", NEW YORK BRANCH

                              By: /s/ John McMahon
                                  ----------------------------------
                                  Name:  John McMahon
                                  Title: Vice President

                              BANK OF AMERICA, N.A.

                              By: /s/ Joseph M. Martens
                                  ----------------------------------
                                  Name:  Joseph M. Martens
                                  Title: Senior Vice President

                              AMSOUTH BANK

                              By: /s/ William R. Hoog
                                  ----------------------------------
                                  Name:  William R. Hoog
                                  Title: Vice President

                              HIBERNIA NATIONAL BANK

                              By: /s/ Tammy Angelety
                                  ----------------------------------
                                  Name:  Tammy Angelety
                                  Title: Vice President

                              FIFTH THIRD BANK, CENTRAL OHIO

                              By: /s/ Mark Ransom
                                  ----------------------------------
                                  Name:  Mark Ransom
                                  Title: Vice President

                                      S-2